                                                                CONFORMED COPY

                               GUARANTEE AGREEMENT

                        GUARANTEE AGREEMENT, dated as of February 22, 2000, made
                  by UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation ("GLOBAL"), UCAR FINANCE INC., a Delaware corporation (the "BORROWER"), and each Domestic Subsidiary (UCAR, Global, the Borrower and each Domestic Subsidiary collectively referred to as the "GUARANTORS"), in favor of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as collateral agent for the Secured Parties (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement dated as of February 22, 2000, among UCAR, Global, the Borrower, the LC Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent, Collateral Agent and Issuing Bank (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT")).

                                W I T N E S S E T H:


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans and the Issuing Bank has agreed to issue Letters of Credit, upon the terms and subject to the conditions set forth therein;

                  WHEREAS, UCAR directly or indirectly owns all of the issued and outstanding stock of the Borrower, Global and each Domestic Subsidiary;

                  WHEREAS, the proceeds of the Loans and the availability of the Letters of Credit will be used to enable the Borrower to make Intercompany Loans to some of the other Guarantors in connection with the operation of their respective businesses;

                  WHEREAS, the Borrower and the other Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the Loans and the availability of the Letters of Credit; and

                  WHEREAS, it is a condition precedent to the obligations of the Lenders to make the Loans and the Issuing Bank to issue the Letters of Credit that the Guarantors shall have executed and delivered this Guarantee to the Collateral Agent for the ratable benefit of the Secured Parties.

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                                                                        2


                  NOW, THEREFORE, in consideration of the premises and to induce the Secured Parties to enter into the Credit Agreement and to induce the Lenders to make their respective Loans and the Issuing Bank and to issue Letters of Credit, each of the Guarantors hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

                  1. DEFINED TERMS. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given in the Credit Agreement.

                  (b) "GUARANTEE": this Guarantee Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  (c) "OBLIGATIONS": (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of UCAR, Global, the Borrower and the Subsidiaries under the Credit Agreement and the other Loan Documents (including, without limitation, all monetary obligations of the Intercompany Borrowers under the Intercompany Notes and Intercompany Borrower Agreements, but only for so long as the Intercompany Notes and the rights of the Borrower under the Intercompany Borrower Agreements are pledged to the Collateral Agent under one or more Pledge Agreements as security for the other Obligations), (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents, (c) unless otherwise agreed upon in writing by the applicable Lender party thereto, the due and punctual payment and performance of all obligations of the Borrower and the Subsidiaries, monetary or otherwise, under each Interest/Exchange Rate Protection Agreement entered into with any counterparty that (i) was a Lender (or an Affiliate thereof) at the time such Interest/Exchange Rate Protection Agreement was entered into or
      (ii) (A) was a "Lender" (or an Affiliate thereof) as defined in the Existing Credit Agreements at the time such Interest/Exchange Rate Protection Agreement was entered into and (B) was one of the initial Lenders under the Credit Agreement (or an Affiliate thereof) and (d) all obligations of the Guarantors under the Guarantee Agreements;

                  (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee

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      as a whole and not to any particular provision of this Guarantee, and section references are to this Guarantee unless otherwise specified. The words "include", "includes" and "including" shall be deemed to be followed by the phrase, "without limitation".

                  (e) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  2. GUARANTEE. (a) Subject to the provisions of Section 2(b), each Guarantor hereby, jointly and severally, unconditionally and irrevocably, as a primary obligor and not merely as a surety, guarantees to the Collateral Agent, for the ratable benefit of the Secured Parties and their respective successors, endorsees, transferees and assigns, the due, punctual and complete payment and performance by the other Loan Parties and the LC Subsidiaries, when and as due, whether at the stated maturity, by acceleration, upon one or more dates set for prepayment, or otherwise of the Obligations.

                  (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable Federal and state laws relating to the insolvency of debtors (giving effect to the right of contribution set forth in Section 3 and in the Indemnity, Subrogation and Contribution Agreement).

                  (c) Each Guarantor further agrees to pay any and all reasonable expenses (including all reasonable fees and disbursements of counsel) which may be paid or incurred by any Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full, no Letters of Credit are outstanding and the Commitments are terminated, notwithstanding that from time to time prior thereto while the Commitments are in effect any Loan Party or any LC Subsidiary may be free from any Obligations.

                  (d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the maximum amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Collateral Agent or any Secured Party hereunder.

                  (e) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Collateral Agent for the benefit of any Secured Party on account of its liability hereunder, it will notify the Collateral Agent in writing that such payment is made under this Guarantee for such purpose, provided that the failure of such Guarantor to provide such notice shall not preclude the application of such payment to the complete or partial satisfaction of such Guarantor's obligations hereunder following such Guarantor's notice to the Collateral Agent of such payment.


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                                                                        4


                  3. RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that to the extent that any Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall have the rights with respect to such amounts set forth in the Indemnity, Subrogation and Contribution Agreement. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 4 hereof. The provisions of this Section shall in no respect limit the obligations and liabilities of any Guarantor to the Secured Parties, and each Guarantor shall (subject to Section 2(b)) remain liable to the Secured Parties for the full amount guaranteed by such Guarantor hereunder.

                  4. NO SUBROGATION. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any setoff or application of funds of any of the Guarantors by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Party against any Credit Party or any other Guarantor or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Credit Party or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Secured Parties by any Credit Party on account of the Obligations are paid in full, no Letters of Credit are outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, Letters of Credit are outstanding and the Commitments shall not have been terminated, such amount shall be held by such Guarantor in trust for the Secured Parties, segregated from other funds of such Guarantor, and shall forthwith upon receipt by such Guarantor be turned over to the Collateral Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Collateral Agent, if required), to be applied against the Obligations, whether matured or unmatured, at such time and in such order as the Collateral Agent may determine.

                  5. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS; WAIVER OF RIGHTS. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by any Secured Party may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Credit Agreement, any other Loan Document, any Interest/Exchange Rate Protection Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Collateral Agent (or the Required Lenders, as the case may be) or the relevant Secured Party (in the case of any such Interest/Exchange Rate Protection Agreement) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any

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                                                                        5


      obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, any Secured Party may, but shall be under no obligation to, make a similar demand on any Credit Party or any other Guarantor or guarantor, and any failure by any Secured Party to make any such demand or to collect any payments from any Credit Party or any such other Guarantor or guarantor or any release of any Credit Party or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Secured Party against any of the Guarantors.

                  6. SECURITY. Each of the Guarantors authorizes each of the other Secured Parties, in accordance with the terms and subject to the conditions set forth in the Security Documents to which such Guarantor is a party, to (a) take and hold security for the payment of this guarantee or the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion determine and (c) release or substitute any one or more endorsees, other guarantors or other obligors.

                  7. GUARANTEE ABSOLUTE AND UNCONDITIONAL. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Secured Party upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between any Credit Party and any of the Guarantors, on the one hand, and any of the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Credit Party or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment, and not of collection, and without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any other Loan Document, any Interest/Exchange Rate Protection Agreement, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Credit Party against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Secured Party, any Credit Party or such Guarantor) which may or might in any manner or to any extent vary the risk of the Guarantor or otherwise constitutes, or might be construed to constitute, an equitable or legal discharge of any Credit Party for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder

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                                                                        6


      against any Guarantor, any Secured Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against any Credit Party or any other person (including any other Guarantor) or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by any Secured Party to pursue such other rights or remedies or to collect any payments from any Credit Party or any such other person (including any other Guarantor) or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Credit Party or any such other person (including any other Guarantor) or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of each Secured Party, and its successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full, no Letters of Credit shall be outstanding and the Commitments shall have been terminated, notwithstanding that from time to time while the Commitments are in effect during the term of the Credit Agreement any Credit Party may be free from any Obligations.

                  8. REINSTATEMENT. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Secured Party for any reason whatsoever, including, without limitation, upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Credit Party or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Credit Party or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  9. PAYMENTS. Each Guarantor hereby guarantees that payments hereunder will be paid to the Collateral Agent without setoff or counterclaim in Dollars at the office of the Collateral Agent c/o J.P. Morgan Services, Inc., Morgan Christiana Center, 500 Stanton Christiana Road, Newark, DE 19713-2107.

                  10. INFORMATION. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Credit Parties' financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

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                                                                        7



                  11. REPRESENTATIONS AND WARRANTIES. Each Guarantor represents and warrants to and with each Secured Party that all representations and warranties in the Loan Documents that relate to such Guarantor are true and correct in all material respects.

                  12. COVENANTS. Each of the Guarantors covenants and agrees with the Secured Parties that, from and after the date of this Guarantee until the earlier to occur of (i) the date upon which the Obligations are paid in full, no Letters of Credit are outstanding and the Commitments are terminated and (ii) the date that such Guarantor is released from its guarantee hereunder in accordance with Section 15, unless the Required Lenders shall otherwise consent in writing, it will comply with each covenant set forth in Articles VI and VII of the Credit Agreement to the extent that it relates to such Guarantor.

                  13. AUTHORITY OF COLLATERAL AGENT. Each Guarantor acknowledges that the rights and responsibilities of the Collateral Agent under this Guarantee with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Collateral Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and each Guarantor, the Collateral Agent shall be conclusively presumed to be acting as agent for the other Secured Parties with full and valid authority so to act or refrain from acting.

                  14. NOTICES. All notices, requests and demands to or upon any Secured Party or any Guarantor under this Guarantee shall be given or made in accordance with Section 10.01 of the Credit Agreement and addressed as follows:

                  (a) if to any Secured Party, UCAR, Global or the Borrower, at
            its address or transmission number for notices provided in Section
            10.01 of the Credit Agreement; and

                  (b) if to any other Guarantor, at its address or transmission number for notices set forth on Schedule I hereto.

                  The Collateral Agent, each Secured Party and each Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

                  15. RELEASE. Each Guarantor (other than UCAR, Global and the Borrower) shall be released from its guarantee hereunder in the event that all of the capital stock of such Guarantor shall be sold, transferred or otherwise disposed of, in accordance with the terms of the Credit Agreement, by Global or any other person that shall own such stock, to a person that is not UCAR, Global, the Borrower or a Subsidiary.

                  16. COUNTERPARTS. This Guarantee may be executed by one or more of the Guarantors in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guarantee signed by all the Guarantors shall be lodged with the Collateral Agent.

                  17. SEVERABILITY. Any provision of this Guarantee or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the prohibited or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the prohibited or unenforceable provisions.

                  18. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing under the Credit Agreement, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Secured Party to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Guarantee irrespective of whether or not such Secured Party shall have made any demand under this Guarantee and although such obligations may be unmatured. The rights of each Secured Party under this Section 18 are in addition to other rights and remedies (including other rights of setoff) and such Secured Party may have.

                  19. INTEGRATION. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by any Guarantor or any Secured Party relative to the subject matter hereof not reflected herein.

                  20. AMENDMENTS IN WRITING; NO WAIVER, CUMULATIVE Remedies. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Collateral Agent, provided that any provision of this Guarantee may be waived by the Required Lenders pursuant to a letter or agreement executed by the Collateral Agent or by telecopy transmission from the Collateral Agent.

                  (b) No Secured Party shall by any act (except by a written instrument pursuant to Section 20(a) hereof) or delay be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion.

                  (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  21. SECTION HEADINGS. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  22. SUCCESSORS AND ASSIGNS. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of each Guarantor and each Secured Party and their successors and assigns; PROVIDED that this Guarantee may not be assigned by any Guarantor without the prior written consent of the Collateral Agent.

                  23. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  24. SUBMISSION TO JURISDICTION; WAIVERS. Each Guarantor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or
            proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address set forth in
            Section 14 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

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                                                                        10


                  (d) agrees that nothing herein shall affect the right to
            effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  25. ADDITIONAL GUARANTORS. Pursuant to Section 6.11 of the Credit Agreement, each Domestic Subsidiary that was not in existence or not a Domestic Subsidiary on the date thereof is required to enter into this Agreement as a Guarantor upon becoming a Domestic Subsidiary. Upon execution and delivery, after the date hereof, by the Collateral Agent and such Domestic Subsidiary of an instrument in the form of Annex 1, such Domestic Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any such instrument shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee.

                  26. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 26.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                          EACH OF THE GUARANTORS
                                          LISTED ON SCHEDULE I HERETO

                                            by
                                               /S/ NANCY M. FALLS
                                               ---------------------------------
                                                Name: Nancy M. Falls
                                                Title: Treasurer


                                          MORGAN GUARANTY TRUST COMPANY OF
                                          NEW YORK

                                            by
                                                /S/ DEBORAH DESANTIS
                                               ---------------------------------
                                                Name: Deborah DeSantis
                                                Title: Vice President


   WITNESSES:

   1. ____________________________           2. ___________________________
      Name:                                     Name:
      Drivers License No.: ___________          Drivers License No.: __________
      Social Security No.: ____________         Social Security No.: __________

      State of New York     )
                            ) ss.:  New York
      County of New York    )



      On this the day of February, 2000, before me, __________________________, the undersigned officer, personally appeared
      ______________________________ and _______________________, known to me to be the persons whose names are subscribed to the within instrument and each acknowledged that he(she) executed the same for the purposes therein contained.

      IN WITNESS WHEREOF I hereunto set my hand.




      ----------------------------
      Notary Public

      My Commission expires ____________________.

                                                                    SCHEDULE I
                                                        TO GUARANTEE AGREEMENT


                                   GUARANTORS

      UCAR International Inc.
      UCAR Global Enterprises Inc.
      UCAR Finance Inc.
      UCAR Carbon Company Inc.
      UCAR Holdings II Inc.
      UCAR Holdings III Inc.
      UCAR International Trading Inc.
      UCAR Composites Inc.


      [Addresses and telecopy numbers for notices]

                              SUPPLEMENT NO. dated as of [], to the Guarantee
                        Agreement dated as of February 2, 2000 (the "GUARANTEE AGREEMENT"), among each of the Guarantors (such term and each other capitalized term used but not defined having the meaning given it in the Guarantee Agreement, and if not defined therein, having the meaning given it in
                        Article I of the Credit Agreement) party thereto (together with the Borrower, the "GUARANTORS") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as collateral agent (the "COLLATERAL AGENT") for the Secured Parties.

                  A. Reference is made to the Credit Agreement dated as of February 22, 2000 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among UCAR International Inc., a Delaware corporation ("UCAR"), UCAR Global Enterprises Inc., a Delaware corporation ("GLOBAL"), UCAR Finance Inc., a Delaware corporation (the "BORROWER"), the LC Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent, Collateral Agent and Issuing Bank.

                  B. The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans and induce the Issuing Bank to issue Letters of Credit pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Pursuant to Section 6.11 of the Credit Agreement, each Domestic Subsidiary that was not in existence or not a Domestic Subsidiary on the date thereof is required to enter into the Guarantee Agreement as a Guarantor upon becoming a Domestic Subsidiary. Section 25 of the Guarantee Agreement provides that additional Domestic Subsidiaries may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "NEW GUARANTOR") is a Domestic Subsidiary and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

                  Accordingly, the Collateral Agent and the New Guarantor agree as follows:

                  SECTION 1. In accordance with Section 25 of the Subsidiary Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder. Each reference to a "GUARANTOR" and a "DOMESTIC SUBSIDIARY" in the Guarantee Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

                  SECTION 2. The New Guarantor represents and warrants to the Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws effecting creditors' rights generally and equitable principles of general applicability.

                  SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent.

                  SECTION 4. Except as expressly supplemented hereby, the Subsidiary Guarantee Agreement shall remain in full force and effect.

                  SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature, with a copy to the Borrower.

                  IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Subsidiary Guarantee Agreement as of the day and year first above written.

                                          [NAME OF NEW GUARANTOR],

                                            by

                                              Name:
                                              Title:


                                          MORGAN GUARANTY TRUST COMPANY OF
                                          NEW YORK, Collateral Agent,

                                            by

                                              Name:
                                              Title: